UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024 (November 25, 2024)

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Spirit Airlines, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-35186	38-1747023
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1731 Radiant Drive

Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Class	symbol(s)	on which registered

Common Stock, $0.0001 par value	SAVE(1)	New York Stock Exchange

(1)	On November 18, 2024, Spirit Airlines, Inc., a Delaware corporation (“Spirit”), was notified by the staff of the NYSE Regulation (“NYSE Regulation”) that it plans to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the common stock, par value $0.0001, of Spirit (the “Common Stock”) from the New York Stock Exchange (“NYSE”) upon the completion of all applicable procedures and that trading in the Common Stock was suspended immediately. Ten days after the Form 25 is filed by NYSE Regulation, the delisting will become effective. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Market on November 19, 2024 under the symbol “SAVEQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on November 19, 2024, Spirit began soliciting consents (the “Consent Solicitation”) with respect to its 8.00% Senior Secured Notes due 2025 (the “2025 Notes”) to seek consents to remove certain bankruptcy remote provisions from the contracts governing the 2025 Notes (the “Proposed Amendments”), including the (i) the Indenture dated as of September 17, 2020, among Spirit IP Cayman Ltd., and Spirit Loyalty Cayman Ltd., as co-issuers (the “Co-Issuers”), Spirit, Spirit Finance Cayman 1 Ltd. (“HoldCo 1”) and Spirit Finance Cayman 2 Ltd. (“HoldCo2” and, together with HoldCo 1, the “Cayman Guarantors” and together with Spirit, the “Guarantors”), and Wilmington Trust, National Association as trustee (the “Trustee”) and collateral custodian, as amended by a first supplemental indenture dated as of November 17, 2022, (ii) the Collateral Agency and Accounts Agreement dated as of September 17, 2020 among the Co-Issuers, the Guarantors, and Wilmington as depositary (the “Depositary”), collateral agent (the “Collateral Agent”) and the Trustee and each other senior secured debt representative from time to time party thereto and (iii) the Security Agreement dated as of September 17, 2020 among the Co-Issuers, the Cayman Guarantors, as grantors thereto, and the Collateral Agent.

The Consent Solicitation expired at 5:00 p.m., New York City time, on November 25, 2024 (the “Expiration Date”). As of the Expiration Date, Spirit had received valid consents from holders of 94.56% of the outstanding aggregate principal amount of the 2025 Notes, which was sufficient to approve the Proposed Amendments. As a result of receiving the requisite consents to the Proposed Amendments, on November 25, 2024, Spirit entered into (i) the Second Supplemental Indenture among the Co-Issuers, the Guarantors and the Trustee, (ii) the Amendment No. 1 to Collateral Agency and Accounts Agreement (the “Collateral Agreement Amendment”) among the Co-Issuers, the Guarantors, as grantors thereto, the Collateral Agent, the Depositary and the Trustee and (iii) the Amendment No. 1 to SPV Security Agreement among the Co-Issuers, the Cayman Guarantors, as grantors thereto, and the Collateral Agent.

The information included in this Current Report on Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, the Consent Solicitation, the Proposed Amendments and the Chapter 11 Cases. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company's ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of Chapter 11, including with respect the DIP; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company's restructuring process, on the Company's liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company's restructuring process, the DIP, or other pleadings filed that could protract Chapter 11; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of Chapter 11 in general; the Company's ability to comply with the restrictions imposed by the terms and conditions of the DIP and other financing arrangements; employee attrition and the Company's ability to retain senior management and other key personnel due to the distractions and uncertainties; risks associated with the potential delisting or the suspension of trading in its common stock by the New York Stock Exchange, the impact of litigation and regulatory proceedings; whether Spirit will receive sufficient consents to give effect to the Proposed Amendments; the inability to complete the Consent Solicitation; and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2024	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel